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                                                                  Exhibit 99.1

                        CERTIFICATION OF PERIODIC REPORT

I, Bryce Blair, Chief Executive Officer and President of AvalonBay Communities, Inc. (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that, to my knowledge:

(1) the Annual Report on Form 10-K of the Company for the year ended December 31, 2002 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  March 11, 2003



                                                /s/ Bryce Blair
                                                -------------------------------
                                                Bryce Blair
                                                Chairman of the Board,
                                                Chief Executive Officer and
                                                President